                                                                       EX. 99.19

                                             FREE WRITING PROSPECTUS FOR
GRAPHIC OMMITTED                                     OWNIT, SERIES 2006-1
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                               ABS NEW TRANSACTION
                             FREE WRITING PROSPECTUS

                          $[708,717,000] (APPROXIMATE)

                                      OWNIT

             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-1





               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER





                                JANUARY 10, 2006

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RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.
                                                                              1

                                         FREE WRITING PROSPECTUS FOR
GRAPHIC OMITTED                                 OWNIT, SERIES 2006-1
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                                IMPORTANT NOTICES
The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


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RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.
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                                       AGGREGATE      PERCENT
                    NUMBER OF          PRINCIPAL         OF      WEIGHTED    WEIGHTED
ZIP                 MORTGAGE            BALANCE       MORTGAGE   AVERAGE     AVERAGE   AVERAGE    ORIGINAL   FULL
CODE                  LOANS           OUTSTANDING       POOL      COUPON      FICO     BALANCE      LTV       DOC

93033                        17       $7,119,666.60      0.98%     6.797%       686   $418,804     78.81%     28.54%
93307                        26       $4,556,467.40      0.63%     7.030%       695   $175,249     79.08%     36.71%
93312                        15       $4,136,240.60      0.57%     6.568%       661   $275,749     80.12%     85.66%
93065                         7       $3,539,550.00      0.49%     6.617%       696   $505,650     79.01%     51.56%
93021                         7       $3,413,490.72      0.47%     6.604%       639   $487,642     73.97%     84.64%
93309                        16       $3,253,288.50      0.45%     6.696%       657   $203,331     76.53%     62.44%
93030                         9       $3,220,917.48      0.44%     6.666%       670   $357,880     76.12%     56.93%
94541                         9       $3,166,162.14      0.44%     6.374%       679   $351,796     78.21%     87.68%
95206                         9       $3,006,159.71      0.41%     6.387%       650   $334,018     78.60%     77.32%
93003                         6       $2,918,107.05      0.40%     6.797%       695   $486,351     79.34%     70.04%
Other                     3,057     $687,076,900.25     94.72%     6.601%       667   $224,755     78.26%     82.27%


TOTAL:                    3,178     $725,406,950.45    100.00%     6.605%       668   $228,259     78.25%     81.09%
